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                                                                   Exhibit 10.33

                                 AMENDMENT NO. 1
                                     TO THE
                    CASH MANAGEMENT SERVICES MASTER AGREEMENT
                                     BETWEEN
                                  ALLSTATE BANK
                                       AND
                           ALLSTATE INSURANCE COMPANY

This AMENDMENT No. 1 (the "Amendment") is made and entered into this 5th day of January 2001 by and among Allstate Bank (formerly Allstate Federal Savings Bank, herein the "Bank"), Allstate Insurance Company (herein "AIC"), Allstate Life Insurance Company (herein "ALIC"), Lincoln Benefit Life Company (herein "LBL") and American Heritage Life Insurance Company (herein "AHL").

WHEREAS, Bank and AIC are parties to a Cash Management Services Master Agreement dated March 16, 1999, ("the Agreement"); and

WHEREAS, the parties desire to amend the Agreement to add additional parties to include ALIC, LBL and AHL;

NOW THEREFORE, the parties agree that the Agreement shall hereby be amended as follows:

1. The definition of "Customer" in the first paragraph of the Agreement shall include ALIC, LBL and AHL in addition to AIC.

2.   Section 1 is amended to include the following:

          Separate Supplements will be developed for each entity that is a Customer. Customer and Bank further agree to comply with the ACH Security Procedures which are attached to this Agreement and incorporated herein.

3.   Section 8(a) is amended by adding the following:

          (iii) Customer will perform its obligations under this Agreement in accordance with, and will be bound by, all applicable laws and regulations, including the rules of the National Automated Clearing House Network ("NACHA Rules"); (iv) Customer will transmit entries to Bank to the location(s) and in compliance with the formatting and other requirements set forth in the applicable Supplement attached to this Agreement; (v) each party shown on an entry received by Bank from Customer has authorized the initiation and posting of such entry to its account in the amount and the effective entry date shown on such entry; (vi) such authorization is operative at the time of transmittal or crediting by Bank as provide herein; (vii) Customer will obtain all consents and authorizations required under the NACHA Rules and shall retain such consents and authorizations for a period not to exceed two
          (2) years after the effective expiration date ; (vii) Customer will give written

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          notice ten (10) business days in advance to Bank for variable debit amounts and billing date changes; and (ix) entries transmitted to Bank by Customer are limited to those types of entries set forth in the Supplement.

4.   The following attachments to the Agreement are deleted in their entirety:

          (a)  Corporate Billing Policy dated July 1, 1998; and
          (b)  Cash Manager Concentration Module Security Procedures.

     Except as otherwise amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

ALLSTATE BANK                                ALLSTATE LIFE INSRUANCE COMPANY

By:                                          By:
    ---------------------------                  ---------------------------

Title:                                       Title:
       --------------------------                   --------------------------

Date:                                        Date:
      --------------------------                   --------------------------

ALLSTATE INSURANCE COMPANY                   LINCOLN BENEFIT LIFE COMPANY

By:                                          By:
    ---------------------------                  ---------------------------

Title:                                       Title:
       --------------------------                   --------------------------

Date:                                        Date:
      --------------------------                   --------------------------

AMERICAN HERITAGE LIFE
INSURANCE COMPANY

By:
      -------------------------
Title:
      ---------------------------

Date:
      --------------------------